Exhibit 10.01

AMENDMENT NO. 1 TO THE PURCHASE AGREEMENT AND ESCROW AGREEMENT

THIS AMENDMENT NO. 1 TO THE PURCHASE AGREEMENT AND ESCROW AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Amendment”) dated as of February  , 2011 by and among Blacksands Petroleum, Inc., a Nevada corporation (the “Company”) , each investor identified on the signature pages hereto (each, including its successors and assigns, an “Investor” and collectively, the “Investors”), Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”) and Dale A. Dossey (“Dossey”), amends that certain Purchase Agreement, dated February 2, 2011, by and among the Company and the Investors (the “Purchase Agreement”) and that certain Escrow Agreement, dated February 2, 2011, by and among the Company, the Investors, Dossey and the Escrow Agent (the “Escrow Agreement” and together with the Purchase Agreement, the “Agreements”).

W I T N E S S E T H:

WHEREAS, on the date hereof, the Company has agreed to increase the offering from an offering of up to $1,680,000 to an offering of up to $1,750,000 to accommodate other potential Investors who have expressed a desire to loan the Company up to an additional $70,000 pursuant to the Purchase Agreement (“Additional Debentures”) and amend the Purchase Agreement to provide additional terms;

WHEREAS, the parties wish to amend the Agreements to reflect the additional terms and possible Additional Debentures, although there can be no assurance that the entire $1,750,000 offering will be consummated;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Capitalized terms used herein without definition and defined in the Purchase Agreement are used herein as defined therein.

Section 2.  All references in the Agreements to the Offering being for $1,680,000 are hereby amended to provide for an offering “up to $1,750,000”.

Section 3.  Miscellaneous.

3.1  Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

3.2  No Strict Construction.  The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

The Company:	BLACKSANDS PETROLEUM, INC.

By:
Name: David DeMarco
Title: Chief Executive Officer

Escrow Agent:	SICHENZIA ROSS FRIEDMAN FERENCE LLP

By:
Name:
Title:

Dossey:	DALE A. DOSSEY

By:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR INVESTORS FOLLOW]

[INVESTOR SIGNATURE PAGE TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory: